UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2002
                                                         -----------------



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
               ---------------------------------------------------
               (Exact Name of registrant specified in its charter)


United States                          333-74600             22-2382028
-------------                          ---------             ----------
(State or other Jurisdiction           (Commission           (I.R.S. employer
of Incorporation)                      File Number)          Identification No.)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                  Registrant's telephone number: (302) 575-5000

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Item 5.  OTHER EVENTS

              On February 26, 2002, the opinion of counsel to Chase Manhattan Auto Owner Trust 2002-A (the "Trust") regarding the tax status of the Trust, dated as of February 26, 2002 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, National Association.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

         8.1 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of February 26, 2002.

         23.1        Consent of Simpson Thacher & Bartlett (included as part of
                     Exhibit 8.1)

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHASE MANHATTAN BANK USA, NATIONAL
                                              ASSOCIATION       (Registrant)


                                              By: /s/ Andrew T. Semmelman
                                                 ------------------------
                                              Name:  Andrew T. Semmelman
                                              Title: Vice President


Date:  February 26, 2002

                                INDEX TO EXHIBITS

EXHIBIT NUMBER       EXHIBIT

8.1 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of February 26, 2002.

23.1                 Consent of Simpson Thacher & Bartlett (included as part of
                     Exhibit 8.1)